Exhibit 10.22


                  FORM OF WARRANT ISSUED TO TELECOM.NET, INC.


                            URSUS TELECOM CORPORATION

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAW OR EXCEPT UPON DELIVERY TO URSUS TELECOM CORPORATION (THE "COMPANY") OF AN OPINION OF COUNSEL, WHICH OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER SUCH ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

                                     Warrant

No. _____                               _______________ Shares of Common Stock


     THIS CERTIFIES that, for value received, _____________________________ _______________________(the "Holder"), is entitled to subscribe for and purchase from Ursus Telecom Corporation, a Florida corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time from and after July 1, 1999 and before 5:00 p.m. Eastern Standard Time on the date which is twelve (12) months following the date a registration statement filed by the Company with the Securities and Exchange Commission with respect to Common Shares has been declared or is deemed to be effective (the "Exercise Period"), an aggregate of ______ shares of common stock, $.01 par value per share (the "Common Shares"), of the Company (as adjusted, the "Underlying Shares") at an exercise price of ______ per Common Share. The Underlying Shares are sometimes collectively referred to herein as the "Underlying Securities."

     This Warrant is the warrant (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Warrants") issued pursuant to an agreement dated October 22, 1999 (the "Agreement"), between the Company and __________. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

     1. (a) This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Underlying Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at Ursus Telecom Corporation, 440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida 33325, or at such other place as is designated in writing by the Company, together with payment of the Exercise Price (as defined) multiplied by the number of Underlying Shares for which this Warrant is being exercised. This Warrant may only be exercised for a proportionate amount of Underlying Shares in amounts of not less than 100 Common Shares (unless less than an aggregate of 100 Common Shares are then purchasable under this Warrant by the Holder).

          (b) Payment of the Exercise Price may be made (i) in cash, by check made payable to the Company, or cash equivalent, (ii) tender to the Company of Common Shares owned by the Holder having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the Exercise Price, (iii) by the assignment to a broker-dealer registered under the Securities Exchange Act of 1934 ("Exchange Act") of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Warrant, provided such assignment complies with Regulation T as promulgated under the Exchange Act by the Board of Governors of the Federal Reserve System, (iv) by tender to the Company of a portion of this Warrant, which portion shall be deemed to have a value equal to the difference between the Exercise Price and the fair market value per share of the Common Shares purchasable upon exercise of the portion of the Warrant tendered (as determined by reference to the closing sale price or in the absence thereof, the closing bid price, on the trading date preceding the date that such tender is made), or (v) by any combination thereof.

     2. Upon each exercise of the Holder's rights to purchase Common Shares, the Holder shall be deemed to be the holder of record of the Underlying Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Underlying Shares shall not then have been actually delivered to the Holder. Promptly after each such exercise of this Warrant, the Company shall issue and deliver, or shall cause the transfer agent for the Common Shares to issue and deliver, to the Holder a certificate or certificates for the Underlying Shares issuable upon such exercise, registered in the name of the Holder or its designee. The Company has reserved, deposited and will at all times maintain with the transfer agent for the Common Shares a number of Underlying Shares sufficient for issuance and delivery upon exercise of the Warrants. In the event that the Company fails promptly to issue and deliver or cause the issuance and delivery of certificates for Common Shares in accordance with the second sentence of this Section, the Representative is hereby irrevocably designated the Company's agent to so instruct the transfer agent for the Common Shares to issue and deliver such certificates and to take any other actions either of them deem necessary or appropriate in connection with such issuance and delivery. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Underlying Shares (or portions thereof) subject to purchase hereunder.

     3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or the nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrant of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Underlying Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Act").

     4. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants and on deposit with the transfer agent for the Common Shares a number of its authorized and unissued Common Shares that will be sufficient to permit the exercise in full of the Warrants. The Company covenants that all Common Shares issuable upon exercise of this Warrant, upon receipt by the Company of the full payment therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

     5. (a) In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Shares payable in shares of its capital stock, (ii) subdivide the outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Underlying Shares issuable upon exercise of the Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the holders of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

          (c) In any case in which this Section 5 shall require that an adjustment in the number of Underlying Shares be made effective as of a record date for a specified event the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Common Shares, if any, issuable upon such exercise over and above the number of Underlying Shares, if any, issuable upon such exercise on the basis of the number of Underlying Shares in effect prior to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (d) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Underlying Shares issuable pursuant to such Warrants and the Exercise Price, after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

          (e) The Company shall not be required to issue fractions of Common Shares or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price (as hereinafter defined) of such Common Share on the date of exercise of this Warrant.

          (f) The "Current Market Price" per Common Share on any date shall be defined as the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market System) on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Shares as furnished by the National Association of Securities Dealers, Inc. through The Nasdaq Stock Market, Inc. or a similar organization if The Nasdaq Stock Market, Inc. is no longer reporting such information. If on any such date the Common Shares are not listed or admitted to trading on any national securities exchange and are not quoted by The Nasdaq Stock Market, Inc. or any similar organization, the fair value of the Common Shares on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

     6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of Common Shares and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of Common Shares for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate or articles of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 hereof.

          (b) In case of any reclassification or change of the Common Shares issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Common Shares (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Common Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 hereof.

          (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of Common Shares and to successive consolidations, mergers, sales, leases, or conveyances.

     7. In case at any time the Company shall propose:

          (a) to pay any dividend or make any distribution on Common Shares in Common Shares or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Shares; or

          (b) to issue any rights, warrants, or other securities to all holders of Common Shares entitling them to purchase any additional Common Shares or any other rights, warrants, or other securities; or

          (c) to effect any reclassification or change of outstanding Common Shares, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6(b); or

          (d) to effect any liquidation, dissolution, or winding up of the Company;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of Common Shares to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, or (ii) the date on which any such reclassification, change of outstanding Common Shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up. Any such notice shall be deemed delivered on the date of actual delivery as shown by the certification receipt or at the expiration of the tenth (10th) business day after the date of mailing, whichever is earlier in time.

     8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. (a) If, at any time during the Exercise Period, the Company shall file a registration statement (other than on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while this Warrant or any of the Holder's Securities (as hereinafter defined) are outstanding, the Company shall give all the then holders of the Warrants or any Holder's Securities (collectively, the "Eligible Holders") at least 45 days' prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 30 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Holder's Securities sold by any Eligible Holder), register or qualify all or, at each Eligible Holder's option, any portion of the Holder's Securities of any Eligible Holder who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Holder's Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Holder's Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then any Eligible Holder who shall have requested registration of his or its Holder's Securities shall delay the offering and sale of such Holder's Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days (the "Delay Period"), as the managing underwriter shall request, provided that no such delay shall be required as to any Holder's Securities if any securities of the Company are included in such registration statement and eligible for sale during the Delay Period for the account of any person other than the Company and any Eligible Holder unless the securities included in such registration statement and eligible for sale during the Delay Period for such other person shall have been reduced pro rata to the reduction of the Representative's Securities which were requested to be included and eligible for sale during the Delay Period in such registration. As used herein, "Holder's Securities" shall mean the Underlying Securities which have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Act.

          (b) In the event of a registration pursuant to the provisions of this
Section 9, the Company shall use its best efforts to cause the Holder's Securities so registered to be registered or qualified for sale under the securities or Blue Sky Laws of such jurisdictions as the Holder or such holders may reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business in any state by reason of this Section 9(b) in which it is not otherwise required to qualify to do business.

          (c) The Company shall keep effective any registration or qualification contemplated by this Section 9 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication until the earlier of the conclusion of the period required to permit the Eligible Holders to complete the offer and sale of the Holder's Securities covered thereby and 90 days from the effective date of the Registration Statement; PROVIDED, HOWEVER, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Holder's Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Holder's Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

          (d) In the event of a registration pursuant to the provisions of this
Section 9, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Holder's Securities included in such registration.

          (e) In the event of a registration pursuant to the provisions of this
Section 9, the Company shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, but not limited to, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Holder's Securities.

          (f) The Company agrees that until all the Holder's Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Holder's Securities to sell such securities under Rule 144.

          (g) So long as any Holder's Securities are outstanding, the Company will not enter into any agreement requiring the registration of any securities of the Company which is in conflict with the terms of this Section 9.

     10. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, but not be limited to, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Holder's Securities, or (B) in any application or other document or communication (in this Section 10 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Holder's Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such Person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

     If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "Indemnified Party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Indemnified Party or Parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 10) and the Company shall promptly assume the defense of such action, including the employment of counsel and payment of expenses. Such Indemnified Party or Parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such Indemnified Party or Parties to have charge of the defense of such action or such Indemnified Party or Parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other Indemnified Parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the Indemnified Party or Parties. Anything in this Section 10 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each Indemnified Party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each Indemnified Party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Holder's Securities or any of its officers or directors in connection with the sale of any Holder's Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Holder's Securities.

          (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Holder's Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holder in Section 10(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 10(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Indemnified Parties, by the provisions of Section 10(a).

          (c) To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 10(a) or 10(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this agreement expressly provides for indemnification in such case, or (ii) any Indemnified Party or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Holder's Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an Indemnified Party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of Common Shares (or which would be owned upon exercise of all Holder's Securities) by it and included in such registration as compared to the number of Common Shares owned (or which would be owned upon exercise of all Holder's Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 10(c). This
Section 10(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

     11. Unless registered pursuant to the provisions of Section 9 hereof, the certificate or certificates evidencing such securities shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAW OR EXCEPT UPON DELIVERY TO URSUS TELECOM CORPORATION (THE "COMPANY") OF AN OPINION OF COUNSEL, WHICH OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER SUCH ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS."

     12. Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to any person designated by the Company as the transfer agent for this Warrant (the "Transfer Agent") at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information and evidence of authority (in the case of execution by a corporation, partnership, trust or other entity that is not a natural person) to effect such transfer and shall be accompanied by (x) funds sufficient to pay any transfer taxes applicable to the transfer and (y) a Form of Assignment in the form attached hereto duly executed by the assignee. In the case of a partial transfer of this Warrant, upon compliance with the immediately preceding sentence, this Warrant shall be divided into two or more Warrants of even date herewith setting forth warrant amounts that in the aggregate are equal to the warrant amount immediately prior to the transfer. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, as promptly as practicable and without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request dated as of the date of this Warrant, and this Warrant promptly shall be canceled

     13. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall exercise and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

     14. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

     15. This Warrant shall be construed in accordance with the laws of the State of Florida.

     16. The Company irrevocably consents to the jurisdiction of the courts of the State of Florida and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other processes.

Dated:

WITNESS:                                    URSUS TELECOM CORPORATION

-----------------------------               By: -------------------------------
Secretary                                       Luca M. Giussani,
                                                Chief Executive Officer

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto a Warrant to purchase Common Shares of Ursus Telecom Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:


                                             --------------------------
                                             Signature

                              ELECTION TO EXERCISE

     The undersigned hereby exercises his or its rights to purchase _____ Common Shares covered by the within Warrants and tenders payment herewith in the amount of $ _____ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:



                           --------------------------
                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Underlying Shares shall not be all the Underlying Shares covered by the within Warrant, requests that a new Warrant for the balance of the Underlying Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:  ___________________              Name:  ________________________
                                                (Print)

Address:


                                         Signature: _____________________

                                   CERTIFICATE



     This certificate (the "Certificate") is being delivered to Ursus Telecom Corporation, a Florida corporation ("the Company"), in connection with the issuance by the Company of warrants (the "Warrants") to purchase an aggregate of 25,000 shares of Common Stock, par value $.01 per share of the Company (the "Common Stock"), pursuant to the Engagement Letter dated June 28, 1999 between the Company and Telcom.net, Inc. Terms used herein and not otherwise defined herein are used herein as defined in the Warrants.

     (a) In connection with the acquisition by the undersigned of Warrants to purchase 25,000 shares of Common Stock, the undersigned represents that the undersigned (i) is acquiring the Warrants (and shares of Common Stock) solely for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof, (ii) has received and reviewed such information as it deems necessary to evaluate the merits and risks of its investment in the Warrants (and shares of Common Stock), (iii) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Warrants (and shares of Common Stock), including a complete loss of its investment and (v) understands that there is no public market for the Warrants and the shares of Common Stock issuable upon exercise thereof and is prepared to hold such Warrants or such shares for an indefinite period.

     (b) The undersigned understands that if in the future the undersigned decides to resell, pledge or otherwise transfer any of the Warrants (or shares of Common Stock), such Warrants (or shares of Common Stock) may be resold, pledged or transferred only (i) to the Company, (ii) to a person who the undersigned reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act, (iii) if registered under the Securities Act or (iv) pursuant to an exemption from registration under the Securities Act.


     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed in its name as of the day and year first above written.


                                      TELCOM.NET, INC.


                                      ------------------------
                                      Name:

                                      Date:
                                           --------------------